                                                                  Exhibit 10(ac)

      ASSIGNMENT OF AGREEMENT OF SALE AND PURCHASE

      THIS ASSIGNMENT OF AGREEMENT OF SALE AND PURCHASE (this "Agreement") is made as of the _____ day of October, 1997 by and between PENN SQUARE PROPERTIES, INC., a Pennsylvania Corporation, Assignor, and McBRIDE PROPERTIES, a New Jersey General Partnership, Assignee.

      WITNESSETH

      WHEREAS, pursuant to a certain Agreement of Sale and Purchase dated August 19, 1997 (the "Agreement of Sale"), Assignor, as Buyer, agreed to purchase from Hough/Loew Associates, Inc., a Pennsylvania Corporation, as Seller, all that certain tract of land (the "Land") containing _____ acres, which is described in Exhibit "A" attached hereto and made a part hereof, together with all buildings and improvements thereon and appurtenances thereto (the "Improvements"), together with all fixtures, equipment, supplies and other personal property attached or appurtenant to or located in or on or used in connection with the Land or Improvements (the "Personal Property") (the Land, Improvements and Personal Property hereinafter collectively referred to as the "Property"); and

      WHEREAS, a copy of the Agreement of Sale is attached hereto as Exhibit "A" and made a part hereof; and

      WHEREAS, pursuant to a certain First Amendment to Agreement of Sale and Purchase dated September 3, 1997, Hough/Loew Associates, Inc. and Assignor agreed to certain modifications to the Agreement of Sale (the "First Amendment"); and

      WHEREAS, the First Amendment is attached hereto as Exhibit "C" and made a part hereof; and

      WHEREAS, pursuant to a certain Second Amendment to Agreement of Sale and Purchase dated as of October 15, 1997, Hough/Loew Associates, Inc. and Assignor agreed to certain additional modifications to the Agreement of Sale (the "Second Amendment"); and

      WHEREAS, the Second Amendment is attached hereto as Exhibit "D" and made a part hereof; and

      WHEREAS, Assignor desires to assign and convey, and Assignee desires to assume and obtain, all of Assignor's right, title and interest in and to the Agreement of Sale, the First Amendment, the Second Amendment and all subsequent amendments to the Agreement of Sale; and

      WHEREAS, the parties desire to enter into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. RECITALS INCORPORATED. The foregoing Recitals are hereby expressly incorporated into this Agreement as if set forth at length herein.

      2. ASSIGNMENT. Assignor hereby assigns and conveys, and Assignee hereby assumes and accepts, all of Assignor's right, title and interest in and to the Agreement of Sale, the First Amendment, Second Amendment and all subsequent amendments to the Agreement of Sale in consideration of the sum of $1.00.

      3. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New Jersey.

      4. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      5. COUNTERPART AND FACSIMILE. This Agreement may be executed via facsimile in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute both one and the same.

      6. CONSENT OF HOUGH/LOEW ASSOCIATES, INC. Hough/Loew Associates, Inc., a Pennsylvania Corporation, executes this Agreement to confirm and ratify its consent to the assignment of Assignor's right, title and interest in and to the Agreement of Sale, First Amendment, Second Amendment and all subsequent amendments to the Agreement of Sale to Assignee.

      IN WITNESS WHEREOF, the parties have caused this Assignment of Agreement of Sale and Purchase to be executed by their duly authorized representatives on the day and year first above written.


WITNESS                             PENN SQUARE PROPERTIES, INC.,
                                    a Pennsylvania Corporation


By:______________________           By: /s/ Jeffrey E. Kelter
Name:                                       JEFFREY KELTER
Title:                                      President

                                    McBRIDE PROPERTIES,
                                    a New Jersey General Partnership

                                    BY:   J POOL ASSOCIATES, L.P.,
                                          a New Jersey Limited
                                          Liability Partnership,
                                          Managing General Partner

                                          BY:   URBAN HOLDINGS, LLC,
                                                a New Jersey Limited
                                                Liability Company,
                                                its General Partner


By:______________________                       By: /s/ David F. McBride
Name:                                               DAVID F. McBRIDE
Title:                                              Member/Co-Manager


                                    HOUGH/LOEW ASSOCIATES, INC.,
                                    a Pennsylvania Corporation


By:                                 By:/s/ Jack R. Loew
   -------------------------           -----------------------
Name:                               Name:  Jack R. Loew
Title:                              Title: President

                                                                  Exhibit 10(ac)

                FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the __ day of September, 1997, by and between HOUGH/LOEW ASSOCIATES, INC., a Pennsylvania Corporation ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania Corporation, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Buyer have entered into an Agreement of Sale and Purchase dated August 19, 1997 with respect to certain property situate in the Township of West Whiteland, Chester County, Pennsylvania (the "Agreement of Sale").

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 4 of the Agreement of Sale is revised by changing the Closing Date from "October 31, 1997" to "November 14, 1997."

2. Section 14(c) of the Agreement of Sale is amended to provide that the Inspection Period shall terminate on October 17, 1997.

3. Except as modified by the terms and provisions of this First Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this First Amendment as of the day and year first above written.

                                    SELLER:

                                    HOUGH/LOEW ASSOCIATES, INC.


                                    By:   /s/ Jack R. Loew
                                          Jack R. Loew, President

                                    BUYER:

                                    PENN SQUARE PROPERTIES, INC.


                                    By:   /s/ Jeffrey E. Kelter
                                                President

                                                                  Exhibit 10(ac)

               SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the 15th day of October, 1997, by and between HOUGH/LOEW ASSOCIATES, INC., a Pennsylvania Corporation ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania Corporation, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Buyer have entered into an Agreement of Sale and Purchase dated August 19, 1997, as amended, with respect to certain property situate in the Township of West Whiteland, Chester County, Pennsylvania (the "Agreement of Sale").

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 14(c) of the Agreement of Sale is amended to provide that the Inspection Period shall terminate on October 24, 1997.

2. Except as modified by the terms and provisions of this Second Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this Second Amendment as of the day and year first above written.

                                    SELLER:

                                    HOUGH/LOEW ASSOCIATES, INC.

                                    By:   /s/ Jack R. Loew
                                          Jack R. Loew, President

                                    BUYER:

                                    PENN SQUARE PROPERTIES, INC.


                                    By:   /s/ Jeffrey E. Kelter
                                          President

                                                                  Exhibit 10(ac)

                THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the __ day of October, 1997, by and between HOUGH/LOEW ASSOCIATES, INC., a Pennsylvania Corporation ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania Corporation, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Buyer have entered into an Agreement of Sale and Purchase dated August 19, 1997 with respect to certain property situate in the Township of West Whiteland, Chester County, Pennsylvania (the "Agreement of Sale").

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 4 of the Agreement of Sale is revised by changing the Closing Date from "November 14, 1997" to "November 21, 1997."

2. Section 14(c) of the Agreement of Sale is amended to provide that the Inspection Period shall terminate on October 29, 1997.

3. Paragraph 14(a) of the Agreement of Sale is amended to add, as an additional condition to the obligations of Buyer, the delivery to Buyer of an Option Agreement granting to Buyer the option to purchase the lot or piece of ground situate in East Goshen Township, Chester County, Pennsylvania described according to the Subdivision Plan of Goshen Corporate Park/West made by Edward
B. Walsh & Associates, Inc. dated 11/27/89 and last revised 3/15/90, being Parcel 3 as shown on said Plan, and containing 8.9545 acres, more or less, and being part of Parcel No. 53-3-1. The Option Agreement shall be in a form reasonably acceptable to Buyer. Buyer agrees that the form of Option Agreement heretofore submitted by Buyer to Seller is acceptable to Buyer. If Buyer does not complete Closing under the Agreement of Sale by reason of a failure of the condition stated in this Paragraph 3, then Buyer shall also terminate the "Other Agreement" between Buyer and L&W Associates.

                                                                  Exhibit 10(ac)

4. Except as modified by the terms and provisions of this Third Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this Third Amendment as of the day and year first above written.

                                    SELLER:

                                    HOUGH/LOEW ASSOCIATES, INC.


                                    By:   /s/ Jack R. Loew
                                          Jack R. Loew, President

                                    BUYER:

                                    PENN SQUARE PROPERTIES, INC.


                                    By:   /s/ Jeffrey E. Kelter
                                                President

                                                                  Exhibit 10(ac)

               FOURTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS FOURTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the 21st day of November, 1997, by and between HOUGH/LOEW ASSOCIATES, INC., a Pennsylvania Corporation ("Seller") and MCBRIDE PROPERTIES, a New Jersey General Partnership, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Penn Square Properties, Inc. have entered into an Agreement of Sale and Purchase dated August 19, 1997 with respect to certain property situate in the Township of West Whiteland, Chester County, Pennsylvania (the "Agreement of Sale"). The rights of Penn Square Properties, Inc. under the Agreement of Sale have been assigned to Buyer.

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 4 of the Agreement of Sale is revised by changing the Closing Date to "December 15, 1997."

2. Buyer acknowledges that: the exceptions on Schedule B-Section II of the Title Commitments which are not Monetary Liens are Permitted Encumbrances; Buyer has no actual knowledge that the conditions set forth in subparagraphs 14(a)(i) and
(ii) of the Agreement of Sale are not satisfied as of the date of this Fourth Amendment; and Buyer has received the executed Tenant Estoppel Certificates and they are satisfactory to Buyer.

3. Except as modified by the terms and provisions of this Fourth Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this Fourth Amendment as of the day and year first above written.

                              SELLER:

                              HOUGH/LOEW ASSOCIATES, INC.


                              By:   /s/ Jack R. Loew
                                    ---------------------------
                                    Jack R. Loew, President

                              BUYER:

                              MCBRIDE PROPERTIES

                              By:   J. Pool Associates, L.P., a New Jersey
                                    Limited Liability Partnership, Managing
                                    General Partner

                                    By:   Urban Holdings, LLC, a New Jersey
                                          Limited Liability Company, its
                                          General Partner


                                          By:   /s/ David F. McBride
                                                ---------------------------
                                                David F. McBride,
                                                Member/Co-Manager


                                      2